Exhibit 99.1

Monthly Operating Report

CASE NAME: INTEGRATED ELECTRICAL SERVICES, INC.,ET AL.	ACCRUAL BASIS

CASE NUMBER: 06-30602-BJH-11 Chapter 11	rwd, 1/05

JUDGE: HOUSER

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DIVISION 6
MONTHLY OPERATING REPORT
MONTH ENDING: February 28, 2006
IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ David A. Miller	CFO

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

David A. Miller	3-27-06

PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE

PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET. AL.

ACCRUAL BASIS-1

CASE NUMBER: 06-30602-BJH-11 Chapter 11	rwd, 1/05

ALL DOLLAR AMOUNTS ARE

COMPARATIVE BALANCE SHEET	IN THOUSANDS

		SCHEDULE	MONTH	MONTH	MONTH
ASSETS		AMOUNT	FEBRUARY 2006

1.	UNRESTRICTED CASH		$12,764
2.	RESTRICTED CASH		$20,000
3.	TOTAL CASH	$0	$32,764	$0	$0

4.	ACCOUNTS RECEIVABLE (NET)		$168,646
5.	INVENTORY		$23,935
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES		$30,659
8.	OTHER (ATTACH LIST)		$69,740
9.	TOTAL CURRENT ASSETS	$0	$325,744	$0	$0

10.	PROPERTY, PLANT & EQUIPMENT		$81,027
11.	LESS: ACCUMULATED
	DEPRECIATION / DEPLETION		$58,445
12.	NET PROPERTY, PLANT &
	EQUIPMENT	$0	$22,582	$0	$0

13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF
	AMORTIZATION (ATTACH LIST)		$24,343
15.	OTHER (ATTACH LIST)		$12,066
16.	TOTAL ASSETS	$0	$384,735	$0	$0

POSTPETITION LIABILITIES

17.	ACCOUNTS PAYABLE		$25,081
18.	TAXES PAYABLE		$2,394
19.	NOTES PAYABLE		$0
20.	PROFESSIONAL FEES		$1,250
21.	SECURED DEBT (1)		$0
22.	OTHER (ATTACH LIST)		$43,121
23.	TOTAL POSTPETITION
	LIABILITIES		$71,846	$0	$0

PREPETITION LIABILITIES

24.	SECURED DEBT		$41
25.	PRIORITY DEBT (2)		$32,762
26.	UNSECURED DEBT		$257,425
27.	OTHER (ATTACH LIST)		$22,050
28.	TOTAL PREPETITION LIABILITIES	$0	$312,278	$0	$0

29.	TOTAL LIABILITIES	$0	$384,124	$0	$0

EQUITY

30.	PREPETITION OWNERS' EQUITY		$6,014
31.	POSTPETITION CUMULATIVE
	PROFIT OR (LOSS)		($5,403)
32.	DIRECT CHARGES TO EQUITY
	(ATTACH EXPLANATION)
33.	TOTAL EQUITY	$0	$611	$0	$0

34.	TOTAL LIABILITIES &
	OWNERS' EQUITY	$0	$384,735	$0	$0

(1)	The court has authorized debtor-in-possession financing from each of Bank of America, Chubb, Suretec and IBCS. However, there are no outstanding borrowings as of February 28, 2006.

(2)	Includes an esimate of outstanding priority claims attributable to goods received within 20 days of the petition date.

CASE NAME: INTEGRATED ELECTRICAL SERVICES, Inc., et. al.
MONTHLY OPERATING REPORT
CONSOLIDATED BALANCE SHEET
DETAIL FOR OTHER ASSETS (LINES 8, 14, & 15)
($000’s)

OTHER ASSETS: Current - Line 8
Retained Funds on Contracts	$40,295
Contract Underbillings	24,808
Deferred Tax Asset, net of valuation allowance	2,312
Other Miscellaneous	2,325

Total Other Current Assets	$69,740

OTHER ASSETS, Non-Current: Other Assets, Net of Amortization - Line 14
Goodwill	$24,343

Total Other Non-Current Assets, Net of Amortization	$24,343

OTHER ASSETS: Non-Current Other Assets - Line 15
Investments	$3,562
Deferred Financing Costs	$4,915
Long Term Notes Receivable	$1,969
Deferred Tax Asset, net of valuation allowance	1,332
Other	288

Total Other Non-Current Assets	$12,066

CASE NAME: INTEGRATED ELECTRICAL SERVICES, Inc., et. al.
MONTHLY OPERATING REPORT
CONSOLIDATED BALANCE SHEET
DETAIL FOR OTHER ASSETS (LINES 22 & 27)
($000’s)

OTHER LIABILITIES: Post-Petition - Line 22
Accrued Compensation and Other Expenses	$20,833
Contract Overbillings	21,049
Reserve for Contract Losses	1,239

TOTAL OTHER LIABILITIES- POST PETITION	$43,121

OTHER LIABILITIES: Pre-Petition - Line 27
Contract Overbillings	$6,149
Reserve for Contract Losses	382
Deferred Tax Liabilities	15,519

TOTAL OTHER LIABILITIES- PRE PETITION	$22,050

Monthly Operating Report

CASE NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET. AL.

ACCRUAL BASIS-2

CASE NUMBER: 06-30602-BJH-11 Chapter 11	rwd, 1/05

ALL DOLLAR AMOUNTS ARE
INCOME STATEMENT	IN THOUSANDS

		MONTH (1)	MONTH	MONTH	QUARTER
REVENUES		FEBRUARY 2006			TOTAL

1.	GROSS REVENUES	$38,799
2.	LESS: RETURNS & DISCOUNTS	$0
3.	NET REVENUE	$38,799	$0	$0	$0

COST OF GOODS SOLD

4.	MATERIAL	$18,619
5.	DIRECT LABOR	$8,826
6.	DIRECT OVERHEAD	$6,144
7.	TOTAL COST OF GOODS SOLD	$33,588	$0	$0	$0

8.	GROSS PROFIT	$5,211	$0	$0	$0

OPERATING EXPENSES

9.	OFFICER / INSIDER COMPENSATION	$127
10.	SELLING & MARKETING	$165
11.	GENERAL & ADMINISTRATIVE	$4,967
12.	RENT & LEASE	$425
13.	OTHER (ATTACH LIST)	$0
14.	TOTAL OPERATING EXPENSES	$5,683	$0	$0	$0

15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	($473)	$0	$0	$0

OTHER INCOME & EXPENSES

16.	NON-OPERATING INCOME (ATT. LIST)	$82
17.	NON-OPERATING EXPENSE (ATT. LIST)	$10
18.	INTEREST EXPENSE	$821
19.	DEPRECIATION / DEPLETION	$0
20.	AMORTIZATION	$4,050
21.	OTHER (ATTACH LIST)	$57
22.	NET OTHER INCOME & EXPENSES	$4,856	$0	$0	$0

REORGANIZATION EXPENSES

23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0

27.	INCOME TAX	$75

28.	NET PROFIT (LOSS)	($5,403)	$0	$0	$0

(1)	Amounts are estimated for the period from the petition date of February 14, 2006 through the end of the month on February 28, 2006 (half of the month).

CASE NAME: INTEGRATED ELECTRICAL SERVICES, Inc., et. al.
MONTHLY OPERATING REPORT
CONSOLIDATED INCOME STATEMENT
DETAIL FOR OTHER INCOME & EXPENSE (LINES 16, 17, & 21)
($000’s)

OTHER: Non-Operating Income - Line 16
Third Party Interest Income	$74
Miscellaneous	$8

TOTAL OTHER NON-OPERATING INCOME	$82

OTHER: Non-Operating Expense - Line 17
Miscellaneous	$10

TOTAL OTHER NON-OPERATING EXPENSE	$10

OTHER: Income & Expense - Line 21
(Gain)/Loss on Sales of Asset	$71
Other (Income) Expense	$(14)

TOTAL OTHER INCOME & EXPENSES	$57

Monthly Operating Report

CASE NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET. AL.

ACCRUAL BASIS-3

CASE NUMBER: 06-30602-BJH-11 Chapter 11	rwd, 1/05

ALL DOLLAR AMOUNTS ARE IN THOUSANDS

CASH RECEIPTS	AND		MONTH (1)	MONTH	MONTH	QUARTER
DISBURSEMENTS			FEBRUARY 2006			TOTAL

1.		CASH - BEGINNING OF MONTH	$39,842	$32,764	$32,764

RECEIPTS FROM OPERATIONS

2.		CASH SALES	$314

COLLECTION OF ACCOUNTS RECEIVABLE

3.		PREPETITION	$65,174
4.		POSTPETITION	$16,050
5.		TOTAL OPERATING RECEIPTS	$81,538	$0	$0	$0

NON — OPERATING RECEIPTS

6.		LOANS & ADVANCES (ATTACH LIST)	$120
7.		SALE OF ASSETS	$6
8.		OTHER (ATTACH LIST)	($404)
9.		TOTAL NON-OPERATING RECEIPTS	($278)	$0	$0	$0

10.		TOTAL RECEIPTS	$81,260	$0	$0	$0

11.		TOTAL CASH AVAILABLE	$121,102	$32,764	$32,764	$0

OPERATING DISBURSEMENTS

12.		NET PAYROLL	$19,944
13.		PAYROLL TAXES PAID	$6,848
14.		SALES, USE & OTHER TAXES PAID	$786
15.		SECURED / RENTAL / LEASES	$1,219
16.		UTILITIES	$257
17.		INSURANCE	$1,555
18.		INVENTORY PURCHASES	$32,260
19.		VEHICLE EXPENSES	$1,214
20.		TRAVEL	$195
21.		ENTERTAINMENT	$149
22.		REPAIRS & MAINTENANCE	$117
23.		SUPPLIES	$511
24.		ADVERTISING	$62
25.		OTHER (ATTACH LIST)	$21,091
26.		TOTAL OPERATING DISBURSEMENTS	$86,208	$0	$0	$0

REORGANIZATION EXPENSES

27.		PROFESSIONAL FEES	$2,130
28.		U.S. TRUSTEE FEES
29.		OTHER (ATTACH LIST)
30.		TOTAL REORGANIZATION EXPENSES	$2,130	$0	$0	$0

31.		TOTAL DISBURSEMENTS	$88,338	$0	$0	$0

32.		NET CASH FLOW	($7,078)	$0	$0	$0

33.		CASH - END OF MONTH	$32,764	$32,764	$32,764	$0

(1)	Amounts represent the cash activity for the entire month of February, 2006.

CASE NAME: INTEGRATED ELECTRICAL SERVICES, Inc., et. al.
MONTHLY OPERATING REPORT
CONSOLIDATED CASH RECEIPTS AND DISBURSEMENTS
OTHER DISBURSEMENTS (LINE 25)
($000’s)

OTHER: Operating Disbursements - Line 25
Direct & Indirect Job Cost	$11,070
Subcontract Cost	$3,467
Other	$6,555

TOTAL OTHER OPERATING DISBURSEMENTS	$21,091

Monthly Operating Report

CASE NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET. AL.

ACCRUAL BASIS-4

CASE NUMBER: 06-30602-BJH-11 Chapter 11	rwd, 1/05

ALL DOLLAR AMOUNTS ARE
IN THOUSANDS

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	FEBRUARY 2006

1.	0-30		$101,707
2.	31-60		$26,431
3.	61-90		$12,321
4.	91+		$31,492

5.	TOTAL ACCOUNTS RECEIVABLE	$0	$171,951	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$3,305

7.	ACCOUNTS RECEIVABLE (NET)	$0	$168,646	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	FEBRUARY 2006

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL

1.	FEDERAL	$953				953
2.	STATE	$1,273				1273
3.	LOCAL	$141				141
4.	OTHER (ATTACH LIST)	$27				27

5.	TOTAL TAXES PAYABLE	$2,394	$0	$0	$0	$2,394

6.	ACCOUNTS PAYABLE	$25,081				$25,081

STATUS OF POSTPETITION TAXES	MONTH:	FEBRUARY 2006

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY*	OR ACCRUED	PAID	LIABILITY

1.	WITHHOLDING**	$0	$1,822	$1,525	$297
2.	FICA-EMPLOYEE**	$0	$1,223	$1,015	$208
3.	FICA-EMPLOYER**	$0	$1,278	$1,015	$263
4.	UNEMPLOYMENT	$0	$196	$13	$183
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)

7.	TOTAL FEDERAL TAXES	$0	$4,519	$3,568	$951

STATE AND LOCAL

8.	WITHHOLDING	$0	$396	$281	$115
9.	SALES	$0	$631	$58	$573
10.	EXCISE	$0	$2	$2	$0
11.	UNEMPLOYMENT	$0	$655	$57	$598
12.	REAL PROPERTY	$0	$71	$2	$69
13.	PERSONAL PROPERTY	$0	$52	$0	$52
14.	OTHER (ATTACH LIST)	$0	$41	$5	$36

15.	TOTAL STATE & LOCAL	$0	$1,848	$405	$1,443

16.	TOTAL TAXES	$0	$6,367	$3,973	$2,394

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: INTEGRATED ELECTRICAL SERVICES, Inc., et. al.
MONTHLY OPERATING REPORT
BANK RECONCILIATIONS & INVESTMENT ACCOUNTS
($000’s)
BANK RECONCILIATIONS — ACCOUNTS 1 — 11

		Account #1	Account #2	Account #3	Account #4	Account #5	Account #6	Account #7	Account #8	Account #9	Account #10	Account #11
A.	BANK:	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	First American	First American	Amegy	Wells Fargo	Regions Bank	LaSalle
B.	ACCOUNT NUMBER:	0013-9000-0887	0013-9001-2079	375-666-2809	375-666-5754	0013-9006-4292	331-276-202	335-519-729	316-474	494-507-3211	78-8700-0154	5800384397
C.	PURPOSE (TYPE):	Master Concentration	A/P Account	Business Capital	Operating Acct	BCBXTX Benefit	Master Concentration	P/R Tax Escrow	Master Concentration	Master Concentration	Master Concentration	Master Concentration	Total
1.	BALANCE PER BANK STATEMENT	$20	$0	$3,907	$20	$1,147	$182	$4,011	$211	$211	$287	$93	$10,089
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
4.	OTHER RECONCILING ITEMS	$(480)	$1	$0	$0	$0	$99	$(0)	$0	$0	$0	$0	$(381)
5.	MONTH END BALANCE PER BOOKS	$(460)	$1	$3,907	$20	$1,147	$281	$4,010	$211	$211	$287	$93	$9,709
6.	NUMBER OF LAST CHECK WRITTEN	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
BANK RECONCILIATIONS — ACCOUNTS 12 — 22

		Account #12	Account #13	Account #14	Account #15	Account #16	Account #17	Account #18	Account #19	Account #20	Account #21	Account #22
A.	BANK:	JP Morgan Chase	Wachovia	US Bank	JP Morgan Chase	Bank of America	Bank of America	JPM Chase	JP Morgan Chase	Bank of America	Bank of America	Bank of America
B.	ACCOUNT NUMBER:	601-854-714	2000-0140-45185	4346-84-7728	323-297-692	0013-9001-2066	139-000-0890	601-854-706	601-854-698	442-620-1256	0013-9000-0900	0000-9929-8475
C.	PURPOSE (TYPE):	A/P	Master Concentration	Master Concentration	Master Concentration	A/P (Closed)	A/P (Closed)	A/P Account (ZBA)	A/P Account (ZBA)	Payroll (ZBA)	Payroll (ZBA)	BCBSTX Benefit (Closed)	Total
1.	BALANCE PER BANK STATEMENT	$0	$599	$817	$426	$0	$0	$0	$0	$0	$0	$0	$1,842
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
3.	SUBTRACT: OUTSTANDING CHECKS	$921	$0	$0	$0	$10	$0	$37	$31	$0	$1	$0	$1,000
4.	OTHER RECONCILING ITEMS	$(26)	$0	$0	$0	$0	$(39)	$0	$0	$11	$193	$470	$608
5.	MONTH END BALANCE PER BOOKS	$(947)	$599	$817	$426	$(10)	$(39)	$(37)	$(31)	$11	$191	$470	$1,451
6.	NUMBER OF LAST CHECK WRITTEN	14236	n/a	n/a	n/a	3569	n/a	3295	7200	n/a	n/a	51404225	n/a
BANK RECONCILIATIONS — ALL ACCOUNTS

		TOTAL
A.	BANK:	IES Corporate	IES Subsidiaries	TOTAL
B.	ACCOUNT NUMBER:
C.	PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT	$11,932	not required
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0	not required
3.	SUBTRACT: OUTSTANDING CHECKS	$1,000	not required
4.	OTHER RECONCILING ITEMS	$228	not required
5.	MONTH END BALANCE PER BOOKS	$11,160	($6,568)	$4,592
6.	NUMBER OF LAST CHECK WRITTEN	see support
INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	Bank of America, Automated Overnight Investment, 1390000887	2/28/2006	Cash Reserves mutual fund	$3,118	$3,118
8.	Bank of America, 220-08522-1-4 EDW	2/2/2006	Money Market	$17	$17
9.	Bank of America, 249-00506-1-0 EDW*	2/3/2006	Money Market	$20,000	$20,000
10.	Bank of America, Automated Overnight Investment, 3756665754	2/28/2006	Cash Reserves mutual fund	$5,036	$5,036
11.	TOTAL INVESTMENTS			$28,172	$28,172
CASH

12. CURRENCY ON HAND	$0

13. TOTAL CASH — END OF MONTH	$32,764

Monthly Operating Report

CASE NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET. AL.

ACCRUAL BASIS-5

CASE NUMBER: 06-30602-BJH-11 Chapter 11	rwd, 1/05

The debtor in possession must complete the reconciliation below for each bank account,
including all general, payroll and tax accounts, as well as all savings and investment	ALL DOLLAR AMOUNTS ARE
accounts, money market accounts, certificates of deposit, government obligations, etc.	IN THOUSANDS
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS	MONTH:	FEBRUARY 2006

		Account #1	Account #2	Account #3

A.	BANK:	Summary
B.	ACCOUNT NUMBER:	See Attached Schedule			TOTAL
C.	PURPOSE (TYPE):	IES Corporate	IES Subsidiaries
1.	BALANCE PER BANK STATEMENT	$11,932	not required
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0	not required
3.	SUBTRACT: OUTSTANDING CHECKS	$1,000	not required
4.	OTHER RECONCILING ITEMS	$228	not required
5.	MONTH END BALANCE PER BOOKS	$11,160	($6,568)	$0	$4,592
6.	NUMBER OF LAST CHECK WRITTEN	See Attached Schedule

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE

7.	Bank of America, Automated
	Overnight Investment, 1390000887	02/28/06	Cash Reserves mutual fund	$3,118	$3,118
8.	Bank of America, 220-08522-1-4 EDW	02/02/06	Money Market	$17	$17
9.	Bank of America, 249-00506-1-0 EDW*	02/03/06	Money Market	$20,000	$20,000
10.	Bank of America, Automated
	Overnight Investment, 3756665754	02/28/06	Cash Reserves mutual fund	$5,036	$5,036
11.	TOTAL INVESTMENTS			$28,172	$28,172

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH — END OF MONTH				$32,764

Monthly Operating Report

CASE NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET. AL.

ACCRUAL BASIS-6

CASE NUMBER: 06-30602-BJH-11 Chapter 11	rwd, 1/05

MONTH:FEBRUARY 2006
ALL DOLLAR AMOUNTS ARE

PAYMENTS TO INSIDERS AND PROFESSIONALS	IN THOUSANDS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

	INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE

1.	See attached schedule	Salary	$118	$118
2.	See attached schedule	Auto Allowance	$7	$7
3.	See attached schedule	Executive Disability	$0	$0
4.	See attached schedule	401 (k) Match	$1	$1
5.
6.	TOTAL PAYMENTS
	TO INSIDERS		$127	$127

	PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *

1.	See attached schedule	3/13/2006	see schedule	$15	$15	$1,250
2.
3.
4.
5.
6.	TOTAL PAYMENTS
	TO PROFESSIONALS		$0	$15	$15	$1,250

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
	NAME OF CREDITOR	DUE	MONTH	POSTPETITION

1.	N/A - no schedule of liabilities for filing	$0	$0	$0
2.
3.
4.
5.
6.	TOTAL	$0	$0	$0

CASE NAME: INTEGRATED ELECTRICAL SERVICES, Inc., et. al.
MONTHLY OPERATING REPORT
PAYMENTS TO INSIDERS (LINE ITEM 6 INSIDERS)
($000’s)
INSIDER 1 PAYMENTS
FEBRUARY 14-28, 2006

		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1	Cyrus B. Snyder	Salary	$10.42	$10.42
	Cyrus B. Snyder	Auto Allowance	$0.75	$0.75
2	Richard C. Humphrey	Salary	$12.50	$12.50
	Richard C. Humphrey	Auto Allowance	$0.75	$0.75
	Richard C. Humphrey	Executive Disability	$0.14	$0.14
	Richard C. Humphrey	401(k) Match	$0.20	$0.20
3	David A. Miller	Salary	$11.46	$11.46
	David A. Miller	Auto Allowance	$0.75	$0.75
	David A. Miller	Executive Disability	$0.10	$0.10
	David A. Miller	401(k) Match	$0.17	$0.17
4	Curtlon L. Warnock	Salary	$9.38	$9.38
	Curtlon L. Warnock	Auto Allowance	$0.75	$0.75
	Curtlon L. Warnock	401(k) Match	$0.15	$0.15
5	Robert B. Callahan	Salary	$7.30	$7.30
	Robert B. Callahan	Auto Allowance	$0.75	$0.75
6	Robert L. Wilson	Salary	$10.42	$10.42
	Robert L. Wilson	Auto Allowance	$0.75	$0.75
	Robert L. Wilson	401(k) Match	$0.08	$0.08
7	Michael Bertoldi	Salary	$9.38	$9.38
	Michael Bertoldi	Auto Allowance	$0.75	$0.75
	Michael Bertoldi	401(k) Match	$0.15	$0.15
8	Johnny Menninga	Salary	$9.38	$9.38
	Johnny Menninga	Auto Allowance	$0.75	$0.75
	Johnny Menninga	401(k) Match	$0.22	$0.22
9	Glenn Schaefer	Salary	$10.42	$10.42
	Glenn Schaefer	Auto Allowance	$0.75	$0.75
	Glenn Schaefer	401(k) Match	$0.16	$0.16
10	Robert Lewey	Salary	$7.08	$7.08
	Robert Lewey	401(k) Match	$0.09	$0.09
11	Jefford Dixon	Salary	$6.67	$6.67
	Jefford Dixon	401(k) Match	$0.09	$0.09
12	Gregory Upham	Salary	$7.08	$7.08
13	Philip deLoache	Salary	$6.88	$6.88

	TOTAL PAYMENTS TO INSIDERS		$126.64	$126.64

1.	Total	Salary	$118.34	$118.34
2.	Total	Auto Allowance	$6.75	$6.75
3.	Total	Executive Disability	$0.23	$0.23
4.	Total	401(k) Match	$1.32	$1.32
5.

6.	TOTAL PAYMENTS TO INSIDERS		$126.64	$126.64

[1]	Defined as Officer and Directors of Integrated Electrical Services, Inc.

CASE NAME: INTEGRATED ELECTRICAL SERVICES, Inc., et. al.
MONTHLY OPERATING REPORT
PAYMENTS TO PROFESSIONALS (LINE ITEM 6 PROFESSIONALS)
($000’s)

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID **	TO DATE **	& UNPAID *
1.	Vinson & Elkins	3/13/2006	80% of billed	$0	$0	$719
2.	Glass	3/13/2006	No preset limit	$0	$0	$110
3.	Gordian	3/13/2006	100% of billed	$0	$0	$0
4.	Financial Balloting Group	3/13/2006	No preset limit	$15	$15	$0
5.	Scott Clingan	3/13/2006	No preset limit	$0	$0	$101
6.	Weil Gotshal	3/13/2006	80% of billed	$0	$0	$320
7.	Conway Del Genio	3/13/2006	80% of billed	$0	$0	$0
8.	Patton & Boggs	3/13/2006	No preset limit	$0	$0	$0
9.	FTI	3/13/2006	No preset limit	$0	$0	$0
10.	Jenner & Block	3/13/2006	80% of billed	$0	$0	$0
11.	Guiliani Capital	3/13/2006	80% of billed	$0	$0	$0
	TOTAL PAYMENTS TO PROFESSIONALS		$0	$15	$15	$1,250

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

**	NO PAYMENTS MADE BETWEEN FEBRUARY 14-28, COURT APPROVAL AHTHIRIZING PAYMENT NOT RECEIVED UNTIL 03/13/06.
THE ONLY EXCEPTION WAS FOR FINANCIAL BALLOTING GROUP IN WHICH LEGAL ADVISED & APPROVED PAYMENT.

Monthly Operating Report

CASE NAME: INTEGRATED ELECTRICAL SERVICES, INC., ET. AL.

ACCRUAL BASIS-7

CASE NUMBER: 06-30602-BJH-11 Chapter 11	rwd, 1/05

MONTH:FEBRUARY 2006
ALL DOLLAR AMOUNTS ARE IN THOUSANDS

QUESTIONAIRE

		YES	NO

1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
2. All disbursements are made from accounts which are part of the court approved cash management system.

4. The Company filed a motion with the bankruptcy court seeking authority to pay all undisputed pre-petition trade vendor claims in the ordinary course of business (the “Trade Vendor Motion”). The court approved this motion on February 15, 2006. Any payments made on pre-petition liabilities in this reporting period were under ordinary course of business. Any vendor that required court order to receive payment were not paid until such authorization had been granted on March 13, 2006.

5. While there is no funded debt outstanding as of February 28, 2006, the court has approved financing agreements with Bank of America, Chubb, Suretec and IBCS.

11. The company entered a motion with the court on February 14, 2006 seeking authority to pay pre-petition taxes in the ordinary course of business. The court approved this motion on February 15, 2006.

INSURANCE

		YES	NO

1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY

See Attached Schedule

CASE NAME: INTEGRATED ELECTRICAL SERVICES, Inc., et. al.
MONTHLY OPERATING REPORT
INSURANCE INSTALLMENT PAYMENTS
($000’S)

INSTALLMENT PAYMENTS
TYPE OF				PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED		& FREQUENCY ($000’s)
Workers Compensation—Deductible (All States except Monopolistic States and OR, AZ, NJ & CA)	American Casualty Co — E.L. Limit $1MM	11/01/05	11/01/06	$115.84	MONTHLY
Workers Compensation—Deductible (All States except Monopolistic States and OR, AZ, NJ & CA)	American Casualty Co — Surcharges/Fees	11/01/05	11/01/06	$1.38	MONTHLY
Workers Compensation—Deductible (All States except Monopolistic States and OR, AZ, NJ & CA)	American Casualty Co — Terrorism	11/01/05	11/01/06	$5.77	MONTHLY
Workers Compensation—CA	American Casualty Co — E.L. Limit $1MM	11/01/05	11/01/06	$4.59	MONTHLY
Workers Compensation—CA	American Casualty Co — Surcharges/Fees	11/01/05	11/01/06	$0.38	MONTHLY
Workers Compensation—CA	American Casualty Co — Terrorism	11/01/05	11/01/06	$0.23	MONTHLY
Workers Compensation—Retro OR, AZ, NJ	Transportation Ins Co — E.L. Limit $1MM	11/01/05	11/01/06	$5.12	MONTHLY
Workers Compensation—Retro OR, AZ, NJ	Transportation Ins Co — Surcharges/Fees	11/01/05	11/01/06	$0.17	MONTHLY
Workers Compensation—Retro OR, AZ, NJ	Transportation Ins Co — Terrorism	11/01/05	11/01/06	$0.35	MONTHLY
Stop Gap Liability	Transportation Ins Co	11/01/05	11/01/06	$0.01	MONTHLY
Business Auto	Continental Casualty — $1MM CSL	11/01/05	11/01/06	$56.42	MONTHLY
Business Auto	Continental Casualty — Terrorism	11/01/05	11/01/06	$0.06	MONTHLY
General Liability	Interstate Fire & Casualty — $1MM / $2MM / $10MM	11/01/05	11/01/06	$94.00	MONTHLY
General Liability	Interstate Fire & Casualty — Terrorism	11/01/05	11/01/06	$3.76	MONTHLY
General Liability	Interstate Fire & Casualty — State Tax & Stamping Fee	11/01/05	11/01/06	$4.84	MONTHLY
Umbrella Liability	RSUI Indemnity Co — Primary $25MM	11/01/05	11/01/06	$97.25	MONTHLY
Umbrella Liability	RSUI Indemnity Co — Terrorism	11/01/05	11/01/06	$2.08	MONTHLY
Umbrella Liability	American Guarantee — Next $25MM	11/01/05	11/01/06	$22.92	MONTHLY
Umbrella Liability	American Guarantee — Terrorism	11/01/05	11/01/06	$0.23	MONTHLY
Umbrella Liability	Westchester Fire	11/01/05	11/01/06	$10.00	MONTHLY
Umbrella Liability	Great American — Next $25MM	11/01/05	11/01/06	$8.33	MONTHLY
Umbrella Liability	Great American — Terrorism	11/01/05	11/01/06	$0.08	MONTHLY
Employment Practices Liability (EPL)	National Union Fire	11/01/05	11/01/06	$15.22	MONTHLY
Crime	Federal Insurance Co	11/01/05	11/01/06	$9.17	MONTHLY
Fiduciary	St. Paul Mercury	11/01/05	11/01/06	$1.29	MONTHLY
Inland Marine Package	National Fire Ins Hartford	11/01/05	11/01/06	$23.37	MONTHLY
Loss Control Services	Bowen, Miclette & Britt	11/01/05	11/01/06	$12.25	MONTHLY
Agency Fee	Bowen, Miclette & Britt	11/01/05	11/01/06	$41.35	MONTHLY
Property	Travelers Property & Cas	12/15/05	12/15/06	$18.00	MONTHLY
Boiler & Machinery	Continental Casualty	12/15/05	12/15/06	$0.06	MONTHLY
Directors & Officers Liability	XL Specialty Ins Co	12/15/05	03/01/07	$57.26	MONTHLY
Directors & Officers Liability	American Cas of Reading	12/15/05	03/01/07	$22.67	MONTHLY
Directors & Officers Liability	Platte River Ins Co	12/15/05	03/01/07	$14.41	MONTHLY
Directors & Officers Liability	RSUI Indemnity	12/15/05	03/01/07	$12.58	MONTHLY
Directors & Officers Liability	St. Paul Mercury Ins Co	12/15/05	03/01/07	$6.44	MONTHLY
Aviation — Primary	U. S. Specialty	01/29/06	01/29/07	$0.25	MONTHLY
Kidnap & Ransom/Extortion	National Union Fire	04/21/03	04/21/06	$1.20	MONTHLY
Foreign Package	Ins Co of the State of PA	06/17/05	06/17/06	$0.50	MONTHLY